UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 19, 2012

GREAT WALL BUILDERS LTD.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation)

333-153182

(Commission File No.)

117 South US Highway

Vero Beach, FL 32962

(Address of principal executive offices and Zip Code)

(206) 337-8045

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 19, 2012, the Company entered into an Asset Acquisition Agreement (the “Agreement”) with DPOLUTION International, Inc. (“DPOLUTION”), a Nevada Corporation.  DPOLUTION holds certain intellectual property related to manufacturing and distributing an electro-cracking devise designed to reduce emissions, lower fuel consumption and improve engine performance.

Under the terms of the Agreement, the Company agreed to issue twenty-seven million, three hundred and six thousand, seven hundred and ninety three (27,306,793) shares of restricted common stock in exchange for certain assets as listed in the Agreement.  Those assets relate to the formulation, sales, marketing, distribution, trademarks, know-how, trade secrets, supply lists, world-wide rights and other assets and intellectual property of any kind, relating directly or indirectly to the manufacturing, formulation, creation, sales and distribution of the Product, held or otherwise owned or controlled by DPOLLUTION, in any capacity.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 above is incorporated herein by reference.

On March 28, 2012, the Company issued restricted shares of common stock pursuant to the Agreement and completed the acquisition of the assets described in the Agreement.  Those assets include, but are not limited to the patents as described in Item 1.01.

Prior to this acquisition, the Company was considered a shell company, as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Exchange Act.”).  The Company is therefore providing the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act.  See the section titled “Form 10 Information” below.

Securities 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Items 1.01 and 2.01 above are incorporated herein by reference.

On March 28, 2012, the Company issued 27,306,793 restricted shares of its common stock pursuant to the Agreement referenced above.  The Company relied upon exemptions under Section 4(2) and Regulation d, Rule 506, of the Securities Act of 1933 (the “Securities Act”).  No commissions or fees were paid in connection with this transaction.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

And

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information in Items 1.01, 2.01 and 3.02 above are incorporated herein by reference.

On March 23, 2012, the Board of Directors elected the following individuals to the respective positions:

●

Daniele Brazzi – President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, member of the Board of Directors

●

Jay Ameida – Director of Operations, Secretary, Treasurer, member of the Board of Directors

On the same day, the Company accepted the resignation of Peter Even Bell from his positions as President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director.

On March 26, 2012, Peter Even Bell and Daniele Brazzi entered into a Common Stock Purchase Agreement (“SPA”) wherein Mr. Bell sold to Mr. Brazzi 176,000,000 shares of his common stock, and agree to cancel his remaining shares.

Following the completion of the Agreement and the SPA, Daniele Brazzi control approximately 50.3% of the issued and outstanding shares of the Company.

There have been no disagreements with Mr. Bell and management of the Company on any matter relating to the registrant’s operations, policies or practices.  The Company has provided a copy of the disclosures it is making herein to Mr. Bell and provided him with an opportunity to furnish the registrant as promptly as possible with a letter addressed to the registrant stating whether he agrees with the statements made by the registrant in response to this Item 5.02, and, if not, stating the respects in which he does not agree.  The Company will file any letter received as an exhibit to an amendment 8K.

There have been no transactions between Messrs. Brazzi, Nurse and Almeida and the Registrant during the prior fiscal year which would be required to be reported pursuant to Item 404(a) of Regulation S-K that have not already been reported on Form 10-K.

Following is a brief description of prior business experience for each newly elected officer and director.

Mr. Daniele Brazzi – Mr. Brazzi has studied general electronics, electrical engineering and applied electronics.  He has collaborated with prestigious brands such as Sony, Kenwood,

Clarion and Alpine in the automotive area, developing new technologies.  He graduated in medicine for the construction of medical electrical, specific for bio-resonance to treat pathogens, and iris scanners, to detect early disease of human body.  Mr. Brazzi has also worked in the orthopedics are for the Rizzoli Institute, Bologna, on ambulatory equipment.

Over the past 10 years, Mr. Brazzi has worked in the specific area of the combustion engine, specifically in reducing emissions in the combustion engine.  His most recent experience has let him to develop the START device, which boasts more than 800 worldwide installations.  START is the only technology available which achieved the approval of the Italian Minister of Transport and passed the government tests.

Jay Almeida – Graduated from the University of Chicago with a degree in economics.  In addition, he graduated as an engineer from Universidad Santa Ursula, Rio de Janeiro, Brazil.  Mr. Almeida has a masters degree in Marketing from Universidad de chile, Santiago, Chile.  Mr. Almeida also has a Phd. in Engineering Economics from Bonn University, Germany.  In 1999, he was nominated as Ambassador of Commerce of Florida for all Latin America and Caribbean countries.  After a successful career as a bank industry for 14 years, Mr. Almeida moved to the US in 1989.

Since 1990, Mr. Almeida has served as the President and CEO of PHN Group.  PHN Group is an international business group of 5 companies involved with foreign trade (importation, exportation, business representations, international business consulting, trade finance and security technology) in all Latin America, Caribbean and European countries.

Section 5.06 Change in Shell Company Status.

The information in Items 1.01, 2.01 and 3.02 above are incorporated herein by reference.  Following the transactions described above, the Company is no longer considered a shell company, as that term is defined in Rule 12b-2 under the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are attached hereto:

Exhibit	Document Title	Location

10.1	Asset Acquisition Agreement	Included

10.2	Common Stock Purchase Agreement	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of April, 2012.

GREAT WALL BUILDERS LTD.

BY:	/s/ Daniele Brazzi
Daniele Brazzi
President

CHANGE IN SHELL COMPANY STATUS

FORM 10 INFORMATION

GREAT WALL BUILDERS, INC.

Contents

BUSINESS

FINANCIAL INFORMATION

PROPERTIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

LEGAL PROCEEDINGS

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

DESCRIPTION OF REGISTRANT’S SECURITIES

INDEMNIFICATION OF DIRECTORS AND OFFICERS

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

BUSINESS

THE START TECHNOLOGY

Pollution Reduction Technology consists of a series of 3 patented-pending fuel conditioning devices that improve the combustion efficiency and lower pollution emissions of a gas or diesel engine.

Hydrocarbon Cracking

The Start Device is a new automotive aftermarket device that uses a high-voltage electric current to break long-chain hydrocarbon molecules into shorter, lighter more volatile molecules.

This process is known as “cracking” in the petroleum refinery industry, where it is used to convert feedstock oil into gasoline, diesel and other products, including butanes, propane, propylene, ethane and methane.

Start’s patent-pending technology discharges a high-voltage electric current at a specified frequency and wavelength into fuel at ambient temperature prior to its entry into the carburetor.  When conventional gas and diesel fuels are reconditioned by Start, they become more flammable and burn more completely in the combustion chamber.

This produces a number of important benefits, including:

Lower emissions

Reduced fuel consumption

Improved engine performance

With Start, a high-voltage electric current at a specified frequency and wavelength is discharged into liquid gas or diesel at ambient temperatures.  Our research shows that when the current is applied, the fuel undergoes chemical and physical state changes consistent with the changes that result when crude oil is cracked during refining.

Density decreases

Pressure increases

The boiling point decreases

Octane number increases

Amounts of gas propane and butane increases

As a consequence of the breakdown of the larger molecules into smaller ones, the quantity of the more volatile, short-chain hydrocarbons is increased, although the total number of atoms remains the same.

This result is that the molecular changes are occurring at ambient (low) temperatures, rather than high temperatures associated with thermal cracking.

The Start device will be sub-contracted out for production, at an estimated cost of under $100.00/unit. The primary target market will be the environmentally sensitive industries (i.e.: buses, trucks and transportation industries) facing environmental legislation to reduce emissions.  The secondary market is the reduction of emissions in medium velocity engines such as locomotives, ships and power generation stations, which are not equipped with catalytic converters to reduce emissions, and who are presently facing governmental legislation to reduce emissions.

The current business model is to lease each Start device to a governmental or industry group who will install and pay a monthly lease payment.  It is projected that the cost of the device will be recovered within 2 months of a lease. The Company has arranged a line of credit, in which the governmental agency or industrial company will guarantee payment to a bank, and the bank will advance funds to the Company to allow for manufacturing of the devices and delivery and installation.  It is currently anticipated that the devices will be manufactured in Brazil, and a tentative agreement with a large manufacturing company in Brazil has been reached.

The primary initial market will include Europe and Brazil.

FINANCIAL INFORMATION

Please see the Company’s financial information filed with the SEC for the past two years on Forms 10Q and 10K.  Readers can view these reports at www.sec.gov.

PROPERTIES

Our executive office is located at 9737 NW 41st St., Suite 490, Miami, FL - USA, 33178

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth, as of April 9, 2012, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock.

Name and Address of Beneficial Owner(1)	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership(2)
Directors and Officers:
DPOLLUTION International, Inc. 4141 Sherbrooke Street West Suite 200, Westmount, P.Q., Canada H3Z 1B8	Common	27,306,793	7.8%

Daniele Brazzi(3) 4141 Sherbrooke Street West Suite 200, Westmount, P.Q., Canada H3Z 1B8	Common	176,000,000	50.3%

Jay Almeida(3) 4141 Sherbrooke Street West Suite 200, Westmount, P.Q., Canada H3Z 1B8	Common	0	0%

Directors and Officers as a Group (2)	Common	176,000,000	50.3%

1.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

2.

Based on 349,819,293 issued and outstanding shares of common stock of the Company as of April 9, 2012.

3.

On March 23, 2012, Daniele Brazzi accepted the positions of President, PEO, PFO, PAO and Director; Jay Almeida accepted the positions of Director of Operations, Secretary, Treasurer and Director.

Changes in Control

On or about February 20, 2011, Randall Richards transferred all of his right, title and interest in and to 2,846,500 restricted shares of common stock to Peter Evan Bell in consideration of a payment of $10,000.  The 2,846,500 shares of common stock represented 59.30% of the total outstanding shares of our common stock at that time.

On March 23, 2012, the Company accepted the resignation of Peter Even Bell from his positions as President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director.

On March 26, 2012, Peter Even Bell and Daniele Brazzi entered into a Common Stock Purchase Agreement (“SPA”) wherein Mr. Bell sold to Mr. Brazzi 176,000,000 shares of his common stock, and agree to cancel his remaining shares.

Following the completion of the Agreement and the SPA, Daniele Brazzi will control approximately 50.3% of the issued and outstanding shares of the Company.

Other than the foregoing, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

The following table sets forth the names and ages of our current director(s) and executive officer(s):

Name	Age	Position with the Company
Daniele Brazzi		President, PEO, PAO, PFO, Director
Jay Almeida		Director of Operations, Secretary, Treasurer, Director

Effective March 23, 2012, Peter Evan Bell resigned as CEO, CFO, President, Treasure,

Secretary, and Director.  Current officers and directors were appointed to their respective positions effective March 23, 2012.  The Board of Directors has no nominating, audit or compensation committee at this time.

Term of Office

All of the directors of the Company hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. Our officers are appointed by our Board of Directors and hold office until their death, resignation or removal from office.

Background and Business Experience

The business experience during the past five years of the person presently listed above as an Officer or Director of the Company is as follows:

Mr. Daniele Brazzi – Mr. Brazzi has studied general electronics, electrical engineering and applied electronics.  He has collaborated with prestigious brands such as Sony, Kenwood, Clarion and Alpine in the automotive area, developing new technologies.  He graduated in medicine for the construction of medical electrical, specific for bio-resonance to treat pathogens, and iris scanners, to detect early disease of human body.  Mr. Brazzi has also worked in the orthopedics are for the Rizzoli Institute, Bologna, on ambulatory equipment.

Over the past 10 years, Mr. Brazzi has worked in the specific area of the combustion engine, specifically in reducing emissions in the combustion engine.  His most recent experience has let him to develop the START device, which boasts more than 800 worldwide installations.  START is the only technology available which achieved the approval of the Italian Minister of Transport and passed the government tests.

Jay Almeida – Graduated from the University of Chicago with a degree in economics.  In addition, he graduated as an engineer from Universidad Santa Ursula, Rio de Janeiro, Brazil.  Mr. Almeida has a masters degree in marketing from Universidad de chile, Santiago, Chile.  Mr. Almeida also has a Phd. in Engineering Economics from Bonn University, Germany.  In 1999, he was nominated as Ambassador of Commerce of Florida for all Latin America and Caribbean countries.  After a successful career as a bank industry for 14 years, Mr. Almeida moved to the US in 1989.

Since 1990, Mr. Almeida has served as the President and CEO of PHN Group.  PHN Group is an international business group of 5 companies involved with foreign trade (importation, exportation, business representations, international business consulting, trade finance and security technology) in all Latin America, Caribbean and European countries.

Identification of Significant Employees

We have no significant employees other than our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director.

Family Relationship

We currently do not have any officers or directors of our Company who are related to each other.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

1.

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Audit Committee Financial Expert

The Company does not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors lack sufficient financial expertise for overseeing financial reporting responsibilities.  The Company has not yet employed an audit committee financial expert on its Board due to the inability to attract such a person.

The Company intends to establish an audit committee of the Board of Directors, which will consist of independent directors. The audit committee’s duties will be to recommend to the Company’s Board of Directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the Company’s Board of Directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Code of Ethics

We have adopted a Code of Ethics (the “Code”) that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.  A written copy of the Code is available on written request to the Company.

Compliance with Section 16(a) of the Exchange Act

We do not yet have a class of equity securities registered under the Securities Exchange Act of 1934, as amended.  Hence, compliance with Section 16(a) thereof by our officers and directors is not required.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to our executive officers during the twelve month periods ended June 30, 2010 and 2011:

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Tian Jia (1) Former President, CEO, CFO & Treasurer	2010	$78,180	-	-	-	-	-	-	$78,180
	2011	-	-	-	-	-	-	$22,118	$78,180
Tian Su Hua (2) Former Secretary & Director	2010	-	-	-	-	-	-	-	-
	2011	-	-	-	-	-	-	-	-
Hrair Achkarian (3) Former President, Chief Executive Officer & Director	2010	-	-	-	-	-	-	-	-
	2011	-	-	-	-	-	-	-	-
W. Scott Boyes (4) Former Chief Financial Officer, Treasurer, Secretary and Director	2010	-	-	-	-	-	-	-	-
	2011	-	-	-	-	-	-	-	-
Peter Evan Bell (5) President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director	2010	-	-	-	-	-	-	-	-
	2011	-	-	-	-	-	-	-	-

(1) On August 3, 2011, Tian Jia resigned from all positions with the Company including but not limited to, that of President, Chief Executive Officer, Chief Financial Officer and Treasurer.

(2) On August 3, 2011, Tian Su Hua resigned from all positions with the Company including but not limited to, that of Secretary and Director.

(3) On August 17, 2011, Hrair Achkarian was appointed as President, Chief Executive Officer and a member of the Board of Directors.  Effective September 23, 2011, Hrair Achkarian resigned from all positions with the Company.

(4) On August 17, 2011, W. Scott Boyes was appointed as Chief Financial Officer, Treasurer, Secretary and a member of the Board of Directors.  Effective September 23, 2011, W. Scott Boyes resigned from all positions with the Company.

(5) On August 3, 2011, Peter Evan Bell was appointed as President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and a member of the Board of Directors.  On August 17, 2011, Mr. Bell resigned from all positions with the Company.  On September 22, 2011, Peter Evan Bell was again appointed as President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and a member of the Board of Directors.  On March 23, 2012, he resigned from all positions with the Company.

Narrative Disclosure to Summary Compensation Table

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

As of June 30, 2011 and 2010, there are no outstanding equity awards to our executive officers.  No officer or director of the Company received any equity awards, or holds exercisable or unexercisable options, as of the year ended June 30, 2011 and 2010.

OPTION AWARDS
Name	Number of Common Shares Underlying Unexercised Options (#) Exercisable	Number of Common Shares Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	nil	Nil	nil	$ nil

Total	nil	Nil	nil	$ nil

No officer or director of the Company received any equity awards, or holds exercisable or unexercisable options, as of the year ended June 30, 2011.

Pension, Retirement or Similar Benefit Plans

As of June 30, 2011 and 2010, we had no pension plans, compensatory plans or other arrangements that provide compensation in the event of termination of employment or change in control of us. There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

We currently do not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

Compensation of Directors

Our directors receive no extra compensation for their service on our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

As of June 30, 2011 and 2010, there was a payable to the former President and CEO of the Company of $248,057 and $165,076, respectively. The amounts owed were unsecured, non-interest bearing, and were due on demand.

For the year ended June 30, 2011, and June 30, 2010, the Company incurred $78,180 and $78,180, respectively, in management fees to the former President and CEO of the Company.

On August 2, 2011, the former President and CEO of the Company and a director of the Company resigned.  As part of the release and settlement agreement, the Company settled amounts owing of $248,057, with a final cash payment of $37,000, a transfer of title to three residential lots with a value of $37,500, resulting in a gain on settlement of debt of $173,557.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock. Nor any associate or affiliate of such persons or companies has any material interest, direct or indirect, in any transaction that has occurred during the past two fiscal years, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

Disclosing such transactions in reports where required;

Disclosing in any and all filings with the SEC, where required;

Obtaining disinterested directors consent; and

Obtaining shareholder consent where required.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB, on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, Jay Almeida is an independent director because as he is not an executive officer or employee of the Company.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our director, officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Common Stock

Our common stock is currently quoted on the OTC Bulletin Board. Our common stock has been quoted on the OTC Bulletin Board since January 2, 2009, trading under the symbol “GWBU.OB.”  Because we are quoted on the OTC Bulletin Board, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our common stock per quarter as reported by the OTCBB since we began trading January 2, 2009, based on our fiscal year end June 30. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

Fiscal Quarter	High	Low
Third Quarter (Jan. 1, 2009 – Mar. 31, 2009)	$3.68	$2.16
Fourth Quarter (Apr. 1, 2009 – June 30, 2009)	$3.62	$2.00
First Quarter (July 1, 2009 – Sept. 30, 2009)	$2.95	$2.00
Second Quarter (Oct. 1, 2009 – Dec. 31, 2009)	$2.95	$2.95
Third Quarter (Jan. 1, 2010 – Mar. 31, 2010)	$2.95	$2.95
Fourth Quarter (Apr. 1, 2010 – June 30, 2010)	$2.28	$1.00
First Quarter (July 1, 2010 – Sept. 30, 2010)	$1.20	$1.18
Second Quarter (Oct. 1, 2010 – Dec. 31, 2010)	$0.00	$0.00
Third Quarter (Jan. 1, 2011 – Mar. 31, 2011)	$0.00	$0.00
Fourth Quarter (Apr. 1, 2011 – June 30, 2011)	$0.00	$0.00
First Quarter (July 1, 2011 – Sept. 30, 2011)	$0.00	$0.00
Second Quarter (Oct. 1, 2011 – Dec. 31, 2011)	$0.00	$0.00
Third Quarter (January 1, 2012 – March 31, 2012)	$0.00	$0.00

Record Holders

As of April 4, 2012, an aggregate of 387,306,793 shares of our common stock were issued and outstanding and were owned by approximately 3 holders of record, based on information provided by our transfer agent.

Dividends

We have not paid any cash dividends on our common stock since inception, and presently anticipate that all earnings, if any, will be retained for development of our business and that no dividends on our common stock will be declared in the foreseeable future. Any future dividends will be subject to the discretion of our Board of Directors and will depend upon, among other things, future earnings, operating and financial condition, capital requirements, general business conditions and other pertinent facts. Therefore, there can be no assurance that any dividends on our common stock will be paid in the future.

Securities Authorized for Issuance under Equity Compensation Plans

None.

Recent Sales of Unregistered Securities

On March 28, 2012, the Company issued 27,306,793 shares of common stock in exchange for certain assets, as set forth in the Asset Acquisition Agreement between the Company and DPOLLUTION International, Inc.  The Company relied exemptions upon Section 4(2) and Regulation D, Rule 506, of the Securities Ac.

Re-Purchase of Equity Securities

None.

DESCRIPTION OF REGISTRANT’S SECURITIES

The following is a summary description of our capital stock and certain provisions of our certificate of incorporation and by-laws.  Our authorized capital stock consists of 918,816,988 shares of Common Stock at par value $0.0001 per share and 98,989,886 shares of preferred stock at par value $0.0001 per share. We currently have 387,306,793 shares of Common Stock issued and outstanding; no preferred shares have been issued to date.

Common Stock:

Voting Rights: Each outstanding share of the Common Stock is entitled to one vote in person or by proxy in all matters that may be voted upon by shareholders of the Company.

Our Certificate of Incorporation and By Laws are not provided for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election.

Preemptive Rights:  The holders of the Common Stock have no preemptive or other preferential rights to purchase additional shares of any class of the Company's capital stock in subsequent stock offerings.

Liquidating Right:  In the event of the liquidation or dissolution of the Company, the holders of the Common Stock are entitled to receive, on a pro rata basis, all assets of the Company remaining after the satisfaction of all liabilities.

Conversion and Redemption:  The shares of the Company’s Common Stock have no conversion rights and are not subject to redemption. All of the issued and outstanding shares of the Company’s Common Stock and the un-issued shares in this offering, when sold and paid for, will be duly authorized, fully paid, non-assessable and validly issued.

Dividends:  Holders of Common Stock are entitled to dividends as may be declared at the sole discretion of the Board of directors out of funds available.

Preferred Stocks

Preferred Shares:  The Company authorized 98,989,886 preferred shares at par value $0.0001.  As of April 4, 2012, no preferred shares have been issued. The designations and the powers, preferences and rights, and the qualifications or restrictions of the Preferred Shares are as follows:

The shares of Preferred Stock are authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the Board of Directors providing for the issue.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Texas Business Organizations Code, our Articles of Incorporation and our By-Laws provide for indemnification of our directors and officers for liabilities and expenses that they may incur in such capacities.  In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to our Articles of Incorporation and By-Laws filed as exhibits.  The following description is intended as a summary only and is qualified in its entirety by reference to our Articles of Incorporation, our By-Laws and Texas law.  The description of liability limitations and indemnification reflects provisions of our Articles of Incorporation and our By-Laws and is qualified in its entirety by reference to the text of those documents.

Our Articles of Incorporation and our By-Laws limit the liability of directors to the maximum extent permitted by Texas law. Texas law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for:

○

any breach of their duty of loyalty to the corporation or its stockholders;

○

acts of omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law;

○

unlawful payments of dividends or unlawful stock repurchases or redemptions; or

○

unlawful payments of dividends or unlawful stock repurchases or redemptions;

Our Articles of Incorporation and our By-Laws provide that we will indemnify our directors and officers, and may indemnify other employees and agents, to the maximum extent permitted by law.  We believe that indemnification under our By-Laws covers at least negligence and gross negligence on the part of indemnified parties.  Our By-Laws also permit us to secure insurance on behalf of any officer, director, employee or agent for any liability arising out of actions taken in his or her capacity as an officer, director, employee or agent, regardless of whether the By-Laws would permit indemnification.

Our Articles of Incorporation and our By-Laws provide that we must indemnify our directors and officers and that we must advance expenses, including attorneys' fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.  In addition, our Articles of Incorporation and our By-laws provide that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent that Texas law prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Company incorporates by reference its financial statements filed as part of their quarterly and annual reports on Forms 10Q and 10K, respectively.  You can read these reports by accessing the Commission’s website at www.sec.gov.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On November 2, 2009, De Joya Griffith, LLC (“Griffith”) resigned as our independent registered public accounting firm.  We engaged a new independent registered public accounting firm, Anton & Chia LLP (“Anton”) on November 3, 2009.  Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

1.

Griffith resigned as our independent registered public accounting firm effective November 2, 2009.

2.

Griffith has been our auditors since September 3, 2009, and Griffith has not filed any reports on our financial statements and therefore did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

3.

The resignation of Griffith and engagement of Anton was approved by our Board of Directors.

4.

The Company and Griffith did not have any disagreements with regard to any matter of accounting principles or practices, or financial statement disclosure, which disagreements, if not resolved to the satisfaction of Griffith, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  There were no disagreements with Griffith with regards to auditing scope or procedure for the audited financials.  Our disagreement with Griffith was due to the impending deadline for the Annual Report on Form 10-K filing; the Company was unable to provide documents to Griffith on a timely manner.  The Company has authorized Griffith to respond fully to the inquiries of our successor accountant, Anton.

5.

During the period from September 3, 2009, through the date of Griffith’s resignation on November 2, 2009, we did not experience any reportable events.  On November 3, 2009, we engaged Anton to be our independent registered public accounting firm.

6.

Prior to engaging Anton, we had not consulted Anton regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Anton regarding any disagreements with Griffith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Griffith, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

7.

We did not have any disagreements other than mentioned above with Griffith and therefore did not discuss any past disagreements with Griffith.

On November 16, 2009, the Company provided Griffith with a copy of the foregoing disclosures prior to the date of filing of our Amended Current Report on Form 8-K/A (the “Report”) on November 24, 2009, and requested that Griffith furnish it with a letter address to the Securities & Exchange Commission (“SEC”) stating whether or not it agrees with the statements in the Report.  A copy of the letter furnished in response to that request was filed with the SEC on November 24, 2009 as part of the Report and is incorporated herein by reference.